                                  AMENDMENT dated as of April 20, 1998
                        (this "Amendment"), to the Credit Agreement dated as of June 24, 1997, as amended by the Release and Amendment dated as of December 15, 1997 (the "Credit Agreement"), among ARM FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                   WHEREAS the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement as set forth herein;

                   WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to provide such amendments; and

                   WHEREAS capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                   NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                   SECTION 1.  Amendments to Credit Agreement.
          (a) Section 1.01 of the Credit Agreement is amended by amending and restating the definitions of "Change of Control" and "Subsidiary" as follows, and adding the following defined terms for "Designated Activity", "Designated Subsidiary", "Structured Finance", "312", "Total Return Swaps" and "212" in proper alphabetical order:

                    A "Change of Control" shall be deemed to have occurred if
               at any time a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at such time be occupied by persons who were neither nominated by the management of the Borrower nor appointed by directors so nominated.

                    "Subsidiary" shall mean any subsidiary of the Borrower,
               except that, for purposes of clauses (f) and (g) of Article VII, the term Subsidiary (and any terms that include the definition of Subsidiary) shall not include any Designated Subsidiary.

                     "Designated Activity" of any Person shall mean each of
               the following: (i) the holding of the stock of one or more of Structured Finance, 312 and 212; (ii) the issuance by such Person (if such Person is 312 or 212) of face-amount certificates in such amounts as are otherwise permitted by this Agreement; (iii) the acquisition and maintenance by such Person of fixed income securities with an average credit quality of no less than AA; (iv) the establishment of liquidity facilities (with such Person as the borrower) and/or standby letters of credit (with such Person as the account party) in such amounts as are otherwise permitted by this Agreement; (v) the execution, delivery and performance of swap agreements and other derivative agreements (including, without limitation, Rate Protection Agreements and Total Return Swaps) with any one or more of Integrity, Structured Finance, 312, 212 and any other Person (except for the Borrower or any Subsidiary other than the Structured Finance, 312 or 212); (vi) the securitization of such face-amount certificates; (vii) the securing with such securities of all Indebtedness and obligations of such Person (including, without limitation, such as constitute or arise from Designated Activities) which are permitted under this Agreement; (viii) administrative support arrangements between or among one or more of Structured Finance, 312 and 212, on the one hand, and one or more of the Borrower and the Subsidiaries, on the other, providing, among other things, for the lease or sublease of office facilities for Structured Finance, 312 or 212 and/or the hiring or use of personnel employed by the Borrower;
               (ix) all other actions and activities and circumstances by or in respect of such Person which are otherwise permitted by this Agreement; (x) the execution, delivery and performance of agreements, documents and instruments evidencing or required by the Designated Acitivities; and (xi) actions and activities incidental or related to the foregoing.

                     "Designated Subsidiary" shall mean (i) ARM Structured
               Finance Group, Inc., a direct wholly owned Subsidiary ("Structured Finance"); (ii) 312 Cerfiticate Company, an indirect wholly owned Subsidiary ("312"); and (iii) 212 Certificate Company, an indirect wholly owned Subsidiary ("212"), but only for so long as (A) the activities of such corporations are confined to Designated Activities and (B) the creditors of such corporations do not have direct or contingent recourse (whether pursuant to partnership law or by reason of any Guarantee or similar agreement or arrangement) to the Borrower or any Subsidiary (except for Structured Finance, 312 or 212), in each case in respect of any indebtedness or other obligation owed to such holders by Structured Finance, 312 or 212 (it being understood that the obligations to perform, and the performance of, Designated Activities by the Designated Subsidiaries [the Borrower or the other Subsidiaries], shall not be deemed to constitute direct or contingent recourse).

                     "Structured Finance" shall have the meaning given such
               term in the definition of "Designated Subsidiary".

          "312" shall have the meaning given such term in the definition of "Designated Subsidiary".

          "Total Return Swap" shall mean, at any time, any total return and/or total yield swap, derivative instrument or product and any derivation thereof (including, without limitation, any option to enter into any of the foregoing and any master agreement for any of the foregoing) between or among any two or more of Integrity, Structured Finance, 312 or 212 and any other Person (except for the Borrower or any Subsidiary other than Structured Finance, 312, or 212) and/or by virtue of assignment or otherwise, the holders of the face-amount certificates issued by 312 or 212, in each case in order to Guarantee, provide cash flows or credit enhancement in support of, or otherwise protect, the payment of principal of, interest on, and other amounts in respect of, such face-amount certificates, any Indebtedness or other obligation of Integrity, Structured Finance, 312, 212 or any such holder that constitutes a Designated Activity or, in each case, any securitization of any of the foregoing.

          "212" shall have the meaning given such term in the definition of "Designated Subsidiary".

          (b) Section 6.01 of the Credit Agreement is amended by deleting the word "and" appearing at the end of clause (k) thereof and inserting after clause (l) thereof a semicolon followed by the word "and" and the following additional clause:

          (m) Indebtedness of the Designated Subsidiaries (evidenced by or incurred pursuant to any agreements, instruments, commitments or arrangements, irrespective of their individual or aggregate face amount, in each case arising from or related to one or more Designated Activities) in an aggregate outstanding principal amount not to exceed at any time $1,050,000,000 plus accrued but unpaid interest thereon.

          (c) Section 6.02 of the Credit Agreement is amended by deleting the word "and" at the end of clause (k) thereof and inserting after clause (l) thereof a semicolon and the following additional clause:

                 (m)  Liens on the assets of any Designated Subsidiary.

          (d) Section 6.04 of the Credit Agreement is amended (i) by inserting at the end of clause (a) thereof the phrase "(other than the Designated Subsidiaries)" and (ii) by deleting the word "and" at the end of clause (d) thereof and inserting after clause (e) thereof a semicolon and the following additional clauses:

                  (f) investments in (including cash capital contributions to) the Designated Subsidiaries in an amount not greater in the aggregate for both such Subsidiaries than $1,500,000 plus any amounts contributed in satisfaction of amounts that are due from but have not been paid by Integrity under the Total Return Swaps;

                (g)    the Total Return Swaps; and
                (h)    investments by any Designated Subsidiaries.

           (e) Section 6.05 of the Credit Agreement is hereby amended by adding the following paragraph (d) at the end of such Section:

                (d) Notwithstanding paragraphs (a), (b) and (c) above, transactions by the Designated Subsidiaries shall not be subject to (and shall not be included in or aggregated with transactions effected by the Borrower and the other Subsidiaries for purposes of determining compliance by the Borrower and the other Subsidiaries with) the limitations contained in this Section 6.05.


            (f) Section 6.07 of the Credit Agreement is amended by deleting the word "and" at the end of the clause (e) thereof and inserting after clause (f) thereof a comma and the following additional clause:

                 (g) Integrity may enter into Total Return Swaps with the Designated Subsidiaries.

             (g) Section 6.09 of the Credit Agreement is amended by deleting the word "and" at the end of clause (a) thereof and inserting after clause
(b) thereof a comma and the following additional clause:

                 (c) payments by any Designated Subsidiary with respect to its Indebtedness.

             (h) The parties hereto agree that (i) all Indebtedness of the Designated Subsidiaries, and all payments of interest and fees in respect of such Indebtedness, will be excluded for purposes of determining the Borrower's compliance with Sections 6.11 and 6.12 and (ii) to the extent includible in net income of the Borrower under GAAP, items of income and expense of the Designated Subsidiaries will be included for purposes of determining the Borrower's compliance with Sections 6.11 and 6.12.

              SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to each Lender, on and as of the date hereof, and after giving effect to this Amendment, that:

         a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date; and

         (b) no Event of Default or Default has occurred and is continuing.

         SECTION 4. Effectiveness. The amendments to the Credit Agreement set forth in Section 1 shall become effective only upon receipt by the Agent of duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

         SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Expenses. The Borrower agrees to pay all expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including the fees, charges and disbursements of counsel.

         SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 9. Effect of this Amendment Generally, except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This

Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       ARM FINANCIAL GROUP, INC.,



                                         by /s/ Edward L. Zeman
                                           ---------------------------------
                                           Name: Edward L. Zeman
                                           Title: CFO


                                         by /s/ Martin H. Ruby
                                           ---------------------------------
                                           Name: Martin H. Ruby
                                           Title: Chief Executive Officer



                                       THE CHASE MANHATTAN BANK,
                                       individually, as Administrative Agent
                                       and as representative for the Secured
                                       Parties,


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:



                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:



                                       DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLANDS BRANCHES,


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:

Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                         ARM FINANCIAL GROUP, INC.,

                                         by /s/ Edward L. Zeman
                                           ----------------------------------
                                           Name: Edward L. Zeman
                                           Title: CFO


                                         by /s/ Martin H. Ruby
                                           ----------------------------------
                                           Name: Martin H. Ruby
                                           Title: Chief Executive Officer


                                         THE CHASE MANHATTAN BANK,
                                         individually, as Administrative Agent
                                         and as representative for the
                                         Secured Parties,


                                         by /s/ Peter Platton
                                           ----------------------------------
                                           Name: Peter Platton
                                           Title: Vice President


                                         BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY,


                                         by
                                           ----------------------------------
                                           Name:
                                           Title:


                                         DEUTSCHE BANK AG. NEW YORK
                                         AND/OR CAYMAN ISLANDS BRANCHES,


                                         by
                                           ----------------------------------
                                           Name:
                                           Title:

Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                         ARM FINANCIAL GROUP, INC.,

                                         by
                                           ----------------------------------
                                           Name:
                                           Title:


                                         by
                                           ----------------------------------
                                           Name:
                                           Title:


                                         THE CHASE MANHATTAN BANK,
                                         individually, as Administrative Agent
                                         and as representative for the
                                         Secured Parties,


                                         by
                                           ----------------------------------
                                           Name:
                                           Title:


                                         BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY,


                                         by    /s/ John E. Beckwith
                                           ----------------------------------
                                           Name:   John E. Beckwith
                                           Title:  Vice President


                                         DEUTSCHE BANK AG. NEW YORK
                                         AND/OR CAYMAN ISLANDS BRANCHES,


                                         by
                                           ----------------------------------
                                           Name:
                                           Title:


                                         by
                                           ----------------------------------
                                           Name:
                                           Title:

Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                       ARM FINANCIAL GROUP, INC.,


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:



                                       THE CHASE MANHATTAN BANK,
                                       individually, as Administrative Agent
                                       and as representative for the Secured
                                       Parties.


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:



                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:



                                       DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLANDS BRANCHES,


                                         by /s/ Gayma Z. Shivnarain
                                           ---------------------------------
                                           Name: Gayma Z. Shivnarain
                                           Title: Vice President


                                         by /s/ John S. McGill
                                           ---------------------------------
                                           Name: John S. McGill
                                           Title: Vice President

                                       DRESDNER BANK AG, NEW YORK
                                       BRANCH AND GRAND CAYMAN BRANCH,


                                         by /s/ Robert P. Donohue
                                           ---------------------------------
                                           Name: Robert P. Donohue
                                           Title: Vice President


                                         by /s/ Anthony C. Valencourt
                                           ---------------------------------
                                           Name: Anthony C. Valencourt
                                           Title: Senior Vice President



                                       THE FIRST NATIONAL BANK OF CHICAGO


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:



                                       FIRST UNION NATIONAL BANK,


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:



                                       PNC BANK, KENTUCKY, INC.


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:



                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION,


                                         by
                                           ---------------------------------
                                           Name:
                                           Title:

                                       DRESDNER BANK AG, NEW YORK
                                       BRANCH AND GRAND CAYMAN BRANCH,


                                       by

                                       ------------------------------
                                       Name:
                                       Title:


                                       by

                                       ------------------------------
                                       Name:
                                       Title:


                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO,


                                       by

                                          /s/ Fred J. Lawford
                                       ------------------------------
                                       Name:  Fred J. Lawford
                                       Title: First Vice President


                                       FIRST UNION NATIONAL BANK,


                                       by

                                       ------------------------------
                                       Name:
                                       Title:


                                       PNC BANK, KENTUCKY, INC.


                                       by

                                       ------------------------------
                                       Name:
                                       Title:


                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION,


                                       by

                                       ------------------------------
                                       Name:
                                       Title:

                                       DRESDNER BANK AG, NEW YORK
                                       BRANCH AND GRAND CAYMAN BRANCH,


                                       by

                                       ------------------------------
                                       Name:
                                       Title:


                                       by

                                       ------------------------------
                                       Name:
                                       Title:


                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO,


                                       by


                                       ------------------------------
                                       Name:
                                       Title:


                                       FIRST UNION NATIONAL BANK,


                                       by

                                         /s/ Gail M. Golightly
                                       ------------------------------
                                       Name:  Gail M. Golightly
                                       Title: Senior Vice President


                                       PNC BANK, KENTUCKY, INC.


                                       by

                                       ------------------------------
                                       Name:
                                       Title:


                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION,


                                       by

                                       ------------------------------
                                       Name:
                                       Title:

                                       DRESDNER BANK AG, NEW YORK
                                       BRANCH AND GRAND CAYMAN BRANCH,

                                          by
                                             --------------------------
                                             Name:
                                             Title:

                                          by
                                             --------------------------
                                             Name:
                                             Title:

                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO,

                                          by
                                             --------------------------
                                             Name:
                                             Title:

                                       FIRST UNION NATIONAL BANK,

                                          by
                                             --------------------------
                                             Name:
                                             Title:

                                       PNC BANK, N.A.

                                          by
                                              /s/ Ralph A. Phillips
                                             --------------------------
                                             Name: Ralph A. Phillips
                                             Title: Vice President

                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION,

                                          by
                                             --------------------------
                                             Name:
                                             Title: